                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                October 27, 2003


                         General Growth Properties, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                      1-11656                    42-1283895
    --------                      -------                    ----------
(State or other                 (Commission               (I.R.S. Employer
jurisdiction of                 File Number)               Identification
 incorporation)                                               Number)


                  110 N. Wacker Drive, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)


                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Listed below are the financial statements, pro forma financial information and exhibits filed as a part of this report:

     (a), (b) Not applicable.

     (c) Exhibits.

Exhibit Index attached hereto and incorporated herein by reference.

ITEM 9. INFORMATION BEING FURNISHED UNDER ITEM 12.

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 27, 2003, General Growth Properties, Inc. issued a press release describing its results of operations for its third quarter ended September 30, 2003. General Growth subsequently updated portions of its October 27 press release by issuing an updated press release on October 31, 2003, a copy of which is attached as Exhibit 99.2 to this report.

The financial results which accompany the updated press release replace the financial results accompanying the October 27, 2003 press release.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GENERAL GROWTH PROPERTIES, INC.

                                         By:     /s/  Bernard Freibaum
                                               ---------------------------------
                                               Bernard Freibaum
                                               Executive Vice President and
                                               Chief Financial Officer

Date: October 31, 2003





                                  EXHIBIT INDEX

EXHIBIT
NUMBER           NAME
------           ----
99.1             Press Release dated October 27, 2003*
99.2             Press Release dated October 31, 2003

*Previously furnished as an exhibit to the Company's current report on Form 8-K dated October 27, 2003.